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                                                                       EXHIBIT A


                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Schedule 13G (including amendments thereto) with regard to the common stock of Environmental Elements Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of July 31, 2003.

                                     AVOCET CAPITAL MANAGEMENT, L.P.

                                     By: Blackpool Enterprises, LLC, its general
                                         partner
                                     By: Raymond S. Ingelby, its manager

                                     By:  /s/ JAMES L. BOUCHERAT
                                         ---------------------------------------
                                         James L. Boucherat
                                         Attorney-in-Fact for Raymond S. Ingelby


                                     AVOCET INVESTMENT PARTNERS, L.P.

                                     By: Avocet Capital Management, L.P., its
                                         general partner
                                     By: Blackpool Enterprises, LLC, its general
                                         partner
                                     By: Raymond S. Ingelby, its manager

                                     By:  /s/ JAMES L. BOUCHERAT
                                         ---------------------------------------
                                         James L. Boucherat
                                         Attorney-in-Fact for Raymond S. Ingelby


                                     BLACKPOOL ENTERPRISES, LLC

                                     By: Raymond S. Ingelby, its manager

                                     By:  /s/ JAMES L. BOUCHERAT
                                         ---------------------------------------
                                         James L. Boucherat
                                         Attorney-in-Fact for Raymond S. Ingelby


                                     RAYMOND S. INGELBY

                                     By:  /s/ JAMES L. BOUCHERAT
                                         ---------------------------------------
                                         James L. Boucherat
                                         Attorney-in-Fact for Raymond S. Ingelby